UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 28, 2011

First Trinity Financial Corporation
(Exact Name of registrant as specified in its charter)

Commission File No.       000-52613

Oklahoma	34-1991436
(State or other jurisdiction	(I.R.S. Employer Identification No.)
of incorporation or organization)

7633 E 63rd Place, Suite 230, Tulsa, OK	74133
(Address of principal executive offices)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

The principal purpose of this Amendment No. 1 to this Form 8-K, (which was originally filed on December 28, 2011), is to provide the required financial statements and information pursuant to Item 9.01.  This Amendment also includes in substantial part the description of the transaction and verbiage from the original filing.  In all other respect, the verbiage, information and exhibits included in the original filing of this Form 8-K are hereby incorporated by reference.

Item 2.01                  Completion of Acquisition or Disposition of Assets

On December 28, 2011, the Registrant, First Trinity Financial Corporation (“First Trinity”), through its primary insurance subsidiary, Trinity Life Insurance Company (“Trinity Life”), completed the Tender Offer of Family Benefit Life Insurance Company (“Family Benefit Life”) by paying Family Benefit Life shareholders promptly for all the issued and outstanding common shares that satisfied the terms of the offer through the expiration of the extended Tender Offer on December 21, 2011.

During the Tender Offer, Trinity Life accepted tenders of 869,669 shares meeting the minimum condition requirements during the original and subsequent offers which expired on December 9, 2011 and December 21, 2011, respectively, and promptly paid for the shares tendered.  The shares tendered represented 98.1% of the issued and outstanding Shares not owned by Trinity Life and brought the aggregate shares held by Trinity Life to 1,271,050 shares, or 98.7% of the 1,287,640 shares issued and outstanding.  Trinity Life acquired the remaining 16,590 issued and outstanding shares of Family Benefit Life by initiating and completing a merger under the corporation laws of the state of Missouri.  Trinity Life paid an aggregate of $13,855,129 for the acquisition of 100% of the issued and outstanding shares of Family Benefit Life.

First Trinity is a financial holding company located in Tulsa, Oklahoma with assets of over $146.0 million.

Trinity Life, a wholly owned subsidiary of First Trinity Financial Corporation (“First Trinity”), located in Tulsa, Oklahoma, is domiciled in Oklahoma with statutory admitted assets of over $66.0 million and is licensed to conduct its insurance business in Kentucky, Illinois, Kansas, Nebraska, North Dakota, Ohio, Oklahoma and Texas.

Family Benefit Life is a Missouri domiciled life insurance company located in Jefferson City, Missouri with statutory admitted assets of over $62.0 million.  It is licensed to conduct it insurance business in Arizona, Colorado, Kansas, Missouri, Nebraska, New Mexico and Oklahoma.

Special Note Regarding Forward-Looking Statements

This disclosure contains certain forward-looking statements and information relating to First Trinity that are based on the beliefs of our management as well as assumptions made by, and information currently available to, the Company.  These statements include, but are not limited to, statements about our strategies, plans, alternatives, objectives, expectations, intentions, expenditures, assumptions and other statements contained in this report that are not historical facts.  When used in this document, words such as “evaluate,” “anticipate,” “believe,” “estimate,” “expect,” “intent,” “plan” and “project” and similar expressions, as they relate to the Company are intended to identify forward-looking statements.  These statements reflect current views with respect to future events, are not guarantees of future performance and involve risks and uncertainties that are difficult to predict.  Further, certain forward-looking statements are based upon assumptions as to future events that may not prove to be accurate.

Many factors could cause the actual results, performance or plans to be materially different from any future results, performance or plans that may be expressed or implied by such forward-looking statements.  These factors include, among other things:

·	The risk factors set forth in First Trinity’s prospectus dated April 7, 2011 as supplemented;

·	The deterioration of the U.S. economy and the life insurance industry in particular; and

·	Changes in general economic, business, political and regulatory conditions in the countries or regions in which we operate.

Item 9.01                  Financial Statements and Exhibits

Exhibit No.                      Description

(a) 99.19	Financial Statements of Business Acquired
a.	FAMILY BENEFIT LIFE INSURANCE COMPANY
i.	Financial Statements December 31, 2011 and 2010
1.	Report of Independent Auditors
2.	Statements of Financial Position as of December 31, 2011 and 2010
3.	Statements of Operations for the Years ended December 31, 2011 and 2010
4.	Statements of Shareholders’ Equity for the Years ended December 31, 2011 and 2010
5.	Statements of Cash Flows for the Years ended December 31, 2011 and 2010
6.	Notes to Financial Statements – December 31, 2011 and 2010

(b) 99.20	Pro Forma Financial Information
a.	FIRST TRINITY FINANCIAL CORPORATION – ACQUISITION OF FAMILY BENFIT LIFE INSURANCE COMPANY
i.	Unaudited Pro Forma Consolidated Financial Statements
1.	Introduction
2.	Unaudited Pro Forma Consolidated Statement of Financial Position as of December 31, 2011
3.	Unaudited Pro Forma Consolidated Statement of Operations for the Year ended December 31, 2011

(c) 23.1	Consent of Seaver & Forck, CPAs

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Trinity Financial Corporation

Date: March 9, 2012	By:	/s/ Gregg E. Zahn
Gregg E. Zahn
President and Chief Executive Officer

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